EXHIBIT 10.3

REVOLVING PROMISSORY NOTE

$625,122.05

Effective as of August 19, 2026

FOR VALUE RECEIVED, alpha-En Corporation, a Delaware corporation ("Borrower"), promises to pay to the order of National Resources Lithium LLC, a Delaware limited liability company ("Lender"), the principal sum of all advances made by Lender to Borrower from time to time under this Revolving Promissory Note, together with interest thereon as provided below.

1. PURPOSE

This Note evidences:

(a)	all advances previously made by Lender to Borrower;

(b)	all advances hereafter made by Lender to Borrower; and

(c)	all renewals, extensions, modifications, substitutions, and refinancings thereof.

The parties acknowledge that the principal balance outstanding under this Note shall fluctuate from time to time as advances are made and repayments are received.

2. REVOLVING LINE OF CREDIT

There shall be no maximum principal amount outstanding under this Note. Lender may, in its sole discretion, make advances from time to time. Within fifteen (15) days after the end of each calendar month, Lender shall provide Borrower and the Borrower's Board of Directors with a statement showing advances, repayments, and the outstanding principal balance.

3. PRINCIPAL BALANCE

The unpaid principal balance shall consist of:

(a)	all historical advances reflected on Schedule A attached hereto;

(b)	all future advances made by Lender.

Lender's books and records shall constitute prima facie evidence of the outstanding balance; however, Borrower shall have the right to contest any alleged error.

4. NO INTEREST

The Advances are and shall remain non-interest bearing. No interest has accrued and no interest shall accrue on any Advance, the outstanding principal balance, or any amount payable under this Note.

5. MATURITY

Unless sooner accelerated following an Event of Default, all outstanding principal shall become immediately due and payable upon the earliest of:

(a)	the consummation of a merger, consolidation, sale of the Borrower, or other transaction resulting in the acquisition of all or substantially all of Borrower's equity or assets;

(b)	acceleration following an Event of Default pursuant to Sections 7 and 8.

For the avoidance of doubt, no scheduled payments of principal shall be required under this Note. Except upon the consummation of a merger, sale, or other transaction described in this Section 5, or following acceleration resulting from an Event of Default, Borrower shall have no obligation to repay any Advance, and Lender shall have no right to demand repayment thereof.

6. PAYMENTS

Borrower may prepay principal at any time without premium or penalty. No periodic principal payments shall be required under this Note unless and until the Note becomes due pursuant to Section 5. Any payments received after an Event of Default may be applied first to costs of enforcement, including reasonable attorneys' fees, and then to principal.

7. EVENTS OF DEFAULT

The occurrence of any of the following shall constitute an Event of Default:

(a)	Payment Default. Failure to pay any amount due under this Note within ten (10) days after such amount becomes due pursuant to Section 5.

(b)

Breach of Agreement. Failure to perform any covenant under the Loan and Security Agreement, failure continues for sixty (60) days following written notice from Lender describing the breach in reasonable detail.

(c)	Bankruptcy. Any voluntary or involuntary bankruptcy, receivership, or similar proceeding involving Borrower.

8. ACCELERATION

Upon the occurrence and continuation of an Event of Default beyond any applicable notice and cure period provided herein, Lender may declare all Obligations immediately due and payable without further notice.

9. SECURITY

This Note is secured by the collateral described in that certain Loan and Security Agreement dated August 19, 2026, between Borrower and Lender, together with any Patent Security Agreement, UCC financing statement, intellectual property security agreement, or other security document executed in connection therewith.

The holder of this Note shall have all rights and remedies set forth in such agreements.

10. FUTURE ADVANCES

This Note is intended to evidence both existing indebtedness and future advances.

All future advances made by Lender to Borrower shall automatically become part of the indebtedness evidenced by this Note and shall be payable pursuant to its terms without requiring the execution of any new note.

Promissory Note	Page 2 of 5	NRL LLC

11. DRAGNET ACKNOWLEDGMENT

Borrower acknowledges that the collateral securing this Note secures not only the indebtedness evidenced hereby but also all other obligations of Borrower to Lender, whether now existing or hereafter arising, as more fully described in the Loan and Security Agreement.

12. ATTORNEYS' FEES

Borrower shall pay all reasonable attorneys' fees and expenses incurred by Lender in collecting or enforcing this Note.

13. GOVERNING LAW

This Note shall be governed by and construed under the laws of the State of Delaware, without regard to its conflict-of-laws principles.

14. NOTICES

All notices, demands, requests, consents, approvals, waivers and other communications required or permitted under this Note shall be in writing and shall be deemed given when delivered personally, sent by nationally recognized overnight courier, sent by electronic mail, or deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested. Notices shall be sent to the parties at their respective addresses set forth in the introductory paragraph of this Note and to the email addresses set forth below their signature blocks, or such other address or email address as a party may designate by written notice to the other party. Notices sent by electronic mail shall be deemed received when sent, provided no notice of non-delivery is received by the sender. Notices sent by electronic mail after 5:00 p.m. local time of the recipient shall be deemed given on the next Business Day. “Business Day” as used in this Note  means any day other than a Saturday, Sunday, or federal holiday.

[Signature Page follows]

Promissory Note	Page 3 of 5	NRL LLC

IN WITNESS WHEREOF, the parties have entered into this Revolving Promissory Note to be effective as of the Effective Date set forth above.

BORROWER:

alpha-En Corporation

By:
Name: Jerome Feldman
Title: Chief Executive Officer and Chief Financial Officer
Email: c/o scoutaboutwest@yahoo.com

LENDER:

National Resources Lithium LLC

By:
Name: Lynne Ward
Title: President
Email: lward@nationalresources.com

Promissory Note	Page 4 of 5	NRL LLC

Schedule A

Historical Advances

Date	Num	Name	Amount	Cumulative
12/23/2024	wire	WT to Alpha En (portion above	16,085.76	16,085.76
12/30/2024	salary	William Cotter	3,020.91	19,106.67
01/15/2025	salary	William Cotter	3,750.00	22,856.67
01/27/2025		WT to Alpha En	29,765.38	52,622.05
01/30/2025	salary	William Cotter	3,750.00	56,372.05
02/15/2025	salary	William Cotter	3,750.00	60,122.05
02/28/2025	wire	WT to Alpha En	10,000.00	70,122.05
02/28/2025	salary	William Cotter	3,750.00	73,872.05
03/15/2025	salary	William Cotter	3,750.00	77,622.05
03/21/2025	wire	WT to Alpha En	35,000.00	112,622.05
03/30/2025	salary	William Cotter	3,750.00	116,372.05
04/15/2025	salary	William Cotter	3,750.00	120,122.05
04/28/2025	wire	WT to Alpha En	30,000.00	150,122.05
04/30/2025	salary	William Cotter	3,750.00	153,872.05
05/05/2025	wire	WT to Alpha En	30,000.00	183,872.05
05/15/2025	salary	William Cotter	3,750.00	187,622.05
05/30/2025	salary	William Cotter	3,750.00	191,372.05
06/15/2025	salary	William Cotter	3,750.00	195,122.05
06/30/2025	salary	William Cotter	3,750.00	198,872.05
07/15/2025	salary	William Cotter	3,750.00	202,622.05
07/30/2025	salary	William Cotter	3,750.00	206,372.05
08/15/2025	salary	William Cotter	3,750.00	210,122.05
08/30/2025	salary	William Cotter	3,750.00	213,872.05
09/15/2025	salary	William Cotter	3,750.00	217,622.05
09/30/2025	salary	William Cotter	3,750.00	221,372.05
10/15/2025	salary	William Cotter	3,750.00	225,122.05
10/30/2025	wire	WT to Alpha En	20,000.00	245,122.05
10/30/2025	salary	William Cotter	3,750.00	248,872.05
11/15/2025	salary	William Cotter	3,750.00	252,622.05
11/30/2025	salary	William Cotter	3,750.00	256,372.05
12/15/2025	salary	William Cotter	3,750.00	260,122.05
12/30/2025	salary	William Cotter	3,750.00	263,872.05
12/31/2025	wire	WT to Alpha En	10,000.00	273,872.05
01/07/2026	wire	WT to Alpha En	40,000.00	313,872.05
01/15/2026	wire	WT to Alpha En	30,000.00	343,872.05
01/15/2026	salary	William Cotter	3,750.00	347,622.05
01/30/2026	salary	William Cotter	3,750.00	351,372.05
02/15/2026	salary	William Cotter	3,750.00	355,122.05
02/28/2026	salary	William Cotter	3,750.00	358,872.05
03/11/2026	wire	WT to Alpha En	10,000.00	368,872.05
03/15/2026	salary	William Cotter	3,750.00	372,622.05
03/18/2026	wire	WT to Alpha En	50,000.00	422,622.05
03/26/2026	wire	WT to Alpha En	40,000.00	462,622.05
03/30/2026	salary	William Cotter	3,750.00	466,372.05
04/03/2026	wire	WT to Alpha En	10,000.00	476,372.05
04/15/2026	salary	William Cotter	3,750.00	480,122.05
04/30/2026	salary	William Cotter	3,750.00	483,872.05
05/07/2026	wire	WT to Alpha En	5,000.00	488,872.05
05/15/2026	salary	William Cotter	3,750.00	492,622.05
05/26/2026	wire	WT to Alpha En	50,000.00	542,622.05
05/30/2026	salary	William Cotter	3,750.00	546,372.05
06/05/2026	wire	WT to Alpha En	50,000.00	596,372.05
06/15/2026	salary	William Cotter	3,750.00	600,122.05
06/30/2026	salary	William Cotter	3,750.00	603,872.05
07/15/2026	salary	William Cotter	3,750.00	607,622.05
07/29/2026	wire	WT to Alpha En	10,000.00	617,622.05
07/30/2026	salary	William Cotter	3,750.00	621,372.05
08/15/2026	salary	William Cotter	3,750.00	625,122.05
TOTAL			**625,122.05**

Promissory Note	Page 5 of 5	NRL LLC